Liquidity and Capital Resources	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Liquidity and Capital Resources [Abstract]
LIQUIDITY AND CAPITAL RESOURCES

NOTE 3 — LIQUIDITY AND CAPITAL RESOURCES

At September 30, 2019, the Company had cash of $25,472 and a working capital deficit of $1,154,688. For the three and nine months ended September 30, 2019, the Company’s net loss was $401,859 and $1,281,642, respectively, and its cash used in operating activities was $302,028 for the nine months ended September 30, 2019. The Company expects to fund future liquidity and capital requirements through cash flow generated from its operating activities resulting from increases in its merchants and revenues generated. Additionally, included in the working capital deficit as of September 30, 2019 was accrued payroll, a note payable and other expenses due to the Company’s Chief Executive Officer, Mr. Ronny Yakov, in the amount of approximately $838,500, which he has agreed to defer receiving payment until the Company has sufficient working capital. As a result of amendments to its long-term and related party long-term debt arrangements, coupled with its operations acquired in the business combination and financial support, if needed, from a related party and significant stockholder to assist with the ongoing working capital needs of the Company through November 2020 (other than obligations of the Company to pay principal or interest with respect to the Excel Loan and Security Agreement), the Company believes it has sufficient capital to continue operations for a period of at least twelve months from the date these financial statements were issued.

The Company’s future capital requirements could depend on many factors, including the need to expand its services, personnel, competing technological and market developments, and the need to enter into collaborations with other companies or acquire other companies or technologies to enhance or complement the Company’s product and service offerings. If the Company is unable to secure additional capital, it may be required to curtail its future plans and take additional measures to reduce costs in order to conserve cash.

NOTE 3 – LIQUIDITY AND CAPITAL RESOURCES

At December 31, 2018, the Company had cash of $111,586 and a working capital deficit of $649,203. For the year ended December 31, 2018, the Company's net loss and cash used in operating activities was $1,393,544 and $131,092, respectively. The Company expects to fund future liquidity and capital requirements through cash flow generated from its operating activities resulting from increases in its merchants and revenues generated. Additionally, included in the working capital deficit as of December 31, 2018 was accrued payroll, a note payable and other expenses due to the Company's Chief Executive Officer, Mr. Ronny Yakov, in the amount of $610,976, which he has agreed to defer receiving payment until the Company has sufficient working capital. As a result of the recent amendments to its long-term and related party long-term debt arrangements, coupled with  its operations acquired in the business combination and commitment from Mr. Herzog, a related party and significant stockholder, that he will provide any additional financial support, if needed, to satisfy the Company’s debt or other obligations through April 2020, the Company has alleviated its previously reported substantial doubt regarding its ability to continue as a going concern. The Company's future capital requirements could depend on many factors, including the need to expand its services, competing technological and market developments, and the need to enter into collaborations with other companies or acquire other companies or technologies to enhance or complement the Company's product and service offerings. If the Company is unable to secure additional capital, it may be required to curtail its future plans and take additional measures to reduce costs in order to conserve cash.